Exhibit 32.1

Certification required under Section 906

of the Sarbanes-Oxley Act of 2002

PISMO COAST VILLAGE, INC.

CERTIFICATION PURSUANT TO 18 U.S.C. Subsection 1350 of the

PRESIDENT AND CHAIRMAN OF THE BOARD

In connection with the Annual Report on Form 10-Q (the "Report") of Pismo Coast Village, Inc. (The "Company") for the first quarter ended December 31, 2016, the undersigned, Terris Hughes, President and Chairman of the Board of the Company, hereby certifies pursuant to 18 U.S.C. Subsection 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of the undersigned's knowledge and belief:

1.         The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2.         The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	February 14, 2017	/s/ TERRIS HUGHES
Terris Hughes, President and
Chairman of the Board